UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Coronado Global Resources Inc.

(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

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For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 www.investorcentre.com/contact Coronado Global Resources Inc. ARBN 628 199 468 CRN MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CORONADO GLOBAL RESOURCES INC. STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2021 AUSTRALIAN EASTERN STANDARD TIME (MAY 26, 2021 US EASTERN TIME) *** Exercise Your Right to Vote *** For your vote to be effective it must be received by 10:00 A.M. Australian Eastern Standard Time on Friday, May 21, 2021 (8:00 P.M. US Eastern Time on Thursday, May 20, 2021). You are receiving this communication because you hold shares or CHESS Depositary Interests (CDIs) in Coronado Global Resources Inc. (Company). This is not a ballot. You cannot use this notice to vote your shares or CDIs. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.investorvote.com.au or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice for instructions on how to obtain proxy materials and vote To vote online, 24 hours a day, 7 days a week: SRN/HIN confidential. Samples/000001/000001 *L000001* www.investorvote.com.au Cast your vote Access the meeting documents Your secure access information is: Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999 PLEASE NOTE: For security reasons it is important that you keep your Meeting Information Meeting Type: Annual General Meeting of Stockholders For holders as of: April 9, 2021 Date and Time: May 27, 2021, at 10 A.M., Australian Eastern Standard Time May 26, 2021, at 8 P.M., US Eastern Time Location: via the Internet at https://web.lumiagm.com/367971251

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENTFORM OF PROXYCDI VOTING INSTRUCTION FORMANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. BY TELEPHONE: +61 3 9415 4000 BY EMAIL: sydreturningofficer@computershare.com.au Please make the request as instructed above on or before 5:00 P.M. Australian Eastern Standard Time on May 18, 2021 (3:00 A.M. US Eastern Time on May 18, 2021) to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting form. The business matters for the Annual General Meeting along with the Board of Directors' recommendations are as follows: The holders of shares of our common stock and CDI holders will be asked to: 2. elect each of the four directors of the Company named in the proxy statement to serve until the 2022 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified; 3. approve, on a non-binding advisory basis, the compensation of our named executive officers; 4. ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and 5. transact such other business as may properly come before the meeting or any postponements or adjournments thereof. The Company's Board of Directors unanimously recommends that the stockholders (and CDI holders) of the Company vote their shares (or shares underlying CDIs) "FOR" each nominee listed in proposal 2 AND "FOR" proposals 3 and 4 listed above. Attending the Meeting online: To attend the meeting, ask questions and submit your vote(s), you will need the latest versions of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure your browser is compatible. For further instructions on how to participate online, please view the online meeting guide at http://www.computershare.com.au/virtualmeetingguide To participate in the meeting, you will be required to enter the unique 9 digit Meeting ID provided below. Meeting ID: 367-971-251 For further instructions on how to participate online please view the online meeting user guide at https://coronadoglobal.com.au/